UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2008

TORREYPINES THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-25571	86-0883978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11085 North Torrey Pines Road, Suite 300, La Jolla, CA	92037
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 623-5665

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On August 8, 2008, TorreyPines Therapeutics, Inc. (the “Company”) announced its financial results for the quarter ended June 30, 2008 in the earnings release furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 6, 2008, Neil M. Kurtz, M.D. provided notice of his resignation as President and Chief Executive Officer of the Company and as a member of the Company’s Board of Directors effective as of August 31, 2008. Dr. Kurtz resigned to assume the role of President and CEO of a major private healthcare provider.

On August 6, 2008, the Board appointed Evelyn Graham, 60, to the position of acting Chief Executive Officer, effective as of September 1, 2008. Ms. Graham has served as the Company’s Chief Operating Officer since October 2006. Ms. Graham joined TPTX, Inc., the Company’s subsidiary, in 2004 as Vice President, Development. She was promoted to TPTX Inc.’s Vice President, Corporate Development in 2005 and Chief Operating Officer in 2006. Prior to joining the Company Ms. Graham was Executive Director, Development Operations at Purdue Pharma, a privately-held pharmaceutical company, from 2000 to 2003. From 1998 to 2000, Ms. Graham was Senior Vice President of Business Development of Ingenix Pharmaceutical Services, a health information technology company and a division of UHG, and served as Vice President of Clinical Operations at Worldwide Clinical Trials, a contract research organization, prior to its acquisition by UHG. Previously, Ms. Graham held positions in operations management, healthcare utilization, and organizational planning at Bayer Corporation and Wyeth Pharmaceuticals (formerly Ayerst Laboratories). Ms. Graham holds a B.A. in biology from the University of Delaware and an M.B.A. from the University of Connecticut.

Item 9.01.	Results of Operations and Financial Condition.

(d) The following exhibit is furnished herewith:

99.1	Press release dated August 8, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORREYPINES THERAPEUTICS, INC.

Date: August 8, 2008	By:	/s/ Craig Johnson
	Name:	Craig Johnson
	Title:	Vice President, Finance and
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press release dated August 8, 2008